Investee Companies and Other Investments - Schedule of Purchase Price Allocation (Details) € in Thousands	Dec. 31, 2025 EUR (€)
Fair Value 7.5% [Member]
Tangible Assets:
Dorad’s equity as of acquisition date (July 22, 2025)	€ 31,683
Excess consideration related to bank loans	(2,044)
Total tangible assets, net	29,639
Intangible Assets:
Production and supply license - Dorad 1	42,169	[1]
Production license	6,540	[2]
Deferred tax liability for intangible assets	(10,733)
Gain on bargain purchase	(14,371)
Purchase consideration	53,244
Fair Value 15% [Member]
Tangible Assets:
Dorad’s equity as of acquisition date (July 22, 2025)	63,365
Excess consideration related to bank loans	(4,087)
Total tangible assets, net	59,278
Intangible Assets:
Production and supply license - Dorad 1	84,338	[1]
Production license	13,080	[2]
Deferred tax liability for intangible assets	(21,466)
Gain on bargain purchase	(28,741)
Purchase consideration	€ 106,489

[1]	The fair value of the production and supply license of Dorad 1 was determined using the income approach, applying the Multi-Period Excess Earnings Method (MPEEM). The valuation is based on forecasted cash flows derived from Dorad’s financial model, in accordance with the existing regulatory framework and license terms. The valuation assumes continued operation of the power plant and includes the exercise of the option to extend the production license for an additional ten-year period beyond its original expiration in May 2034. Forecasted operating costs were derived from existing contracts and management estimates. Contributory asset charges were applied in respect of working capital, fixed assets and workforce. The projected cash flows were discounted using a weighted average cost of capital (WACC) of approximately 7% for the remaining term of the existing license and 7.5% for the extension period. The corporate income tax rate applied in the valuation was 23%. The total economic useful life of the license was assumed to extend through 2044.
[2]	The fair value of the production license of Dorad 2 was determined using the income approach, based on an equity discounted cash flow (DCF) method, reflecting the early-stage nature of the project. The valuation is based on forecasted cash flows derived from Dorad’s financial model, in accordance with the applicable regulatory framework and license terms. The valuation assumes construction of the plant during the years 2027–2030 and commencement of operations in 2031, and incorporates the probability of project realization and the timing of financial close. Forecasted capital expenditures, operating costs and natural gas costs were derived from management estimates and existing agreements. The projected cash flows were discounted using a cost of equity (Ke) reflecting an appropriate risk premium for a development-stage project at a rate of 11%. A corporate income tax rate of 23% was assumed in the valuation. As the net amount recognized at the acquisition date for the identifiable assets exceeds the cost of the acquired Dorad shares by approximately NIS 112.8 million (€28.73 million based on the average NIS/EUR exchange rate as of the acquisition date), such amount was recognized in the profit and loss statements of Ellomay Luzon Energy for the year ended December 31, 2025, as “gain on bargain purchase”.